EXHIBIT 10-A-4

                              HARTMARX CORPORATION

                             INCENTIVE STOCK OPTION
                             GRANTED PURSUANT TO THE
                            2006 INCENTIVE STOCK PLAN


         Section 1. Grant Date. This Incentive Stock Option ("Option" or "ISO") is granted ____________ (the "Grant Date"), pursuant and subject to all of the terms and conditions of the 2006 Incentive Stock Plan (the "Plan") of Hartmarx Corporation (the "Company").

         Section 2. Incentive Stock Option Grant. The Company hereby grants to _____________________ (the "Grantee") the option to acquire a total of__________________ shares of Common Stock of the Company (the "Common Stock") at the option price of __________________ Dollars ($_______) per share, upon the terms and conditions hereinafter stated. This option is intended to be, and shall be treated as, an incentive stock option (as that term is defined in Section 422 of the Internal Revenue Code of 1986).

         Section 3. Term of this Incentive Stock Option. This ISO shall expire on ____________ (the "Expiration Date").

         Section 4. Exercise.

                  4.1 Generally. This ISO shall first be exercisable, in whole or in part, after the Grantee's unbroken period in the employ of the Company or a subsidiary (the "Employment Period") continues to and including the first anniversary of the Grant Date. If Grantee's Employment Period on any anniversary of the Grant Date equals or exceeds three years, 100% of this ISO shall be exercisable; if two years, 67%; and if one year, 33%. However, this ISO may not be exercised, in whole or in part, with respect to any fractional share.

                  4.2 Change In Control. Notwithstanding the foregoing, 100% of this ISO shall become immediately exercisable in the event of any Change in Control, except a Management Change in Control which is not approved by the Board, provided, however, that 50% of the portion, if any, of this ISO not previously exercisable pursuant to Subsection 4.1 hereof shall become immediately exercisable in the event of any Management Change in Control not approved by the Board but which is directly or indirectly attributable to, and with respect to which the first public announcement occurs after, the Board's receipt of a bona fide offer from any Person other than Grantee (or any Person acting in concert with Grantee) which, if accepted, would result in a Change in Control.

         4.3 Definitions. (a) A "Change in Control" shall be deemed to have occurred if:

                  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; provided that this exclusion shall only apply to the percentage obtained by merger or consolidation and shall cease to apply in the event additional securities are purchased in another transaction; or

                  (ii) during any period of two consecutive years (not including any period prior to the date of the Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board") (together with any new directors whose election by the Board or whose nomination for election by the shareholders of the Company was approved by a vote of at least 66 2/3% of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved unless the initial assumption of office of such subsequently-elected or appointed director was in connection with
         (i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), (iii) a proposed merger or consolidation of the Company, or (iv) a request, nomination or suggestion of any one or more Beneficial Owners of voting securities of the Company representing 20% or more of the aggregate voting power of the voting securities of the Company or the surviving corporation, as applicable) cease for any reason to constitute at least 66 2/3% of the Board then in office; or

                  (iii) there is consummated a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) with any other corporation, other than a merger or consolidation which would result in the record holders of the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in substantially the same proportions as their ownership immediately prior to such merger or consolidation at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Provided, however, no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the combined voting power of the Company's outstanding securities immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

         (b) The term "Management Change in Control" means a Change in Control which occurs prior to the second anniversary of the Grant Date pursuant to which Grantee (alone or with others) acquires or retains, directly or indirectly, the power to direct or cause the direction of the management and policies of the Company (whether through the ownership of voting securities, by contract, or otherwise) and which is directly or indirectly attributable to a public announcement by Grantee (or others acting in concert with Grantee) of an intention to take actions which, if consummated, would constitute such Management Change in Control.

         (c) The term "Person" means any person (as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (i) any employee plan established by the Company, (ii) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) prior to the transaction resulting in the Change in Control,
(iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company.

         (d) The term "Beneficial Owner" means beneficial owner as defined in Rule 13d-3 promulgated under the Exchange Act.

         (e) The term "Board" means the Board of Directors of the Company.

         (f) The term "Committee" means the Compensation and Stock Option Committee of the Board, or successor thereto, as determined by the Board.

                  4.4 Other Acceleration. Notwithstanding the foregoing, 100% of this ISO shall become immediately exercisable if Grantee's Employment Period terminates by reason of Grantee's Total Disability (as defined below), retirement from the Company or a subsidiary at or after becoming age 65, or death. Absence on approved leave shall not be considered a termination or break in service of Grantee's Employment Period.

                  4.5 Post-Termination Exercise. Any portion of this Option that is not exercisable at the time of Grantee's termination of employment from the Company or its subsidiaries shall be forfeited. Any portion of this ISO which shall become exercisable shall, until exercised, continue to be exercisable for a period of three years (but not after the Expiration Date) after Grantee's retirement from the Company or a subsidiary at or after becoming age 65; otherwise (except as provided in Subsections 4.6, 4.7 and 4.8 hereof) for a period of 90 days after the end of Grantee's Employment Period (but not after the Expiration Date). Notwithstanding the foregoing, if Grantee is a party to a written employment agreement with the Company, exercisability and termination of this Option upon termination of employment shall be governed by the provisions of such employment agreement.

                  4.6 Termination for Cause. In the event of Grantee's employment with the Company or a subsidiary is terminated for "Cause" (as defined in the Plan) all this ISO, whether or not exercisable, shall expire and be forfeit effective as of the date of such termination.

                  4.7 Total Disability. In the event Grantee leaves the employ of the Company or a subsidiary as a result of Grantee's Total Disability, this ISO shall, until exercised, continue to be exercisable for a period of three years after the end of Grantee's Employment Period (but not after the Expiration
Date), provided however, that continued qualification of this ISO as an incentive stock option under federal income tax laws shall be subject to the provisions of Subsection 4.10. Grantee's disability shall be deemed to be a "Total Disability" if Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of 12 months (with the existence of such disability evidenced by such medical certification as the Company may require)

                  4.8 Death. If the Grantee shall die within 90 days after the end of Grantee's Employment Period and any portion of this ISO was exercisable on the date Grantee's Employment Period terminated, the executor of Grantee's estate or Grantee's heirs may exercise this ISO (to the extent exercisable at the time of Grantee's death) at any time before the expiration of such 90 day period. If Grantee's Employment Period terminates by reason of Grantee's death, the executor of Grantee's estate or Grantee's heirs may exercise this ISO (to the extent exercisable at the time of Grantee's death) within three years after the date of Grantee's death (but not after the Expiration Date).

                  4.9 Limitations. Exercise of this ISO, and the issuance of any shares, shall be limited to the extent necessary to comply with all applicable laws and regulations and the applicable requirements of any securities exchange or similar entity.

                  4.10 Disqualifying Dispositions. This ISO may fail to qualify as an incentive stock option for federal income tax purposes if all or any portion of it is: (i) exercised more than three months after the end of the Grantee's Employment Period; or (ii) exercised more than one year after Grantee leaves the employ of the Company or a subsidiary as a result of Grantee's Total Disability; or (iii) if the shares received by the Grantee upon exercise of this ISO are disposed of earlier than the later of (A) one year after the date of exercise, or (B) two years after the Grant Date, except in the case of shares received as a result of an exercise pursuant to Subsection 4.8 above. Grantee hereby agrees to notify the Company in writing within thirty days after the date of any such disposition by executing the Notice of Disqualifying Disposition in the form attached hereto as Exhibit A, which shall state the number of shares sold or transferred, the date the shares were sold or transferred, and the sale price, if applicable.

         Section 5. Exercise Procedure. In order to exercise this ISO, Grantee must give written notice thereof to the Company's Secretary at the Company's main office. The notice must (i) state the number of shares being purchased for cash (and the number of shares being acquired upon payment of shares of Common Stock which have been held by Grantee for not less than six months, if any);
(ii) Grantee's agreement to promptly report to the Secretary of the Company every disposition (by sale, gift, exchange or otherwise) of any shares received upon exercise of this ISO which occurs earlier than the later of (A) one year after the date of exercise, or (B) two years after the Grant Date; and (iii) be satisfactory in form and substance to the Company in all other respects. The notice must be accompanied by a check in the amount of any cash payment required to effect such exercise, and, if payment of all or any portion of the option price is made in shares of Common Stock which have been held by Grantee for not less than six months, by stock certificates then owned or held by Grantee (endorsed in blank and in proper form to transfer ownership of such shares to the Company) representing shares having a cash value at the time of exercise equal to the amount of the cash payment in lieu of which such shares are being delivered. If it is determined that any agreement from Grantee is appropriate in order to comply with any registration, listing or other legal requirement applicable to the Company, Grantee will also be required to deliver such an agreement.

         Section 6. Transferability. This ISO is not transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of Grantee only by Grantee or his legal representative as provided above, and after the death of Grantee only as provided above.

         Section 7. Rights of Grantee. Nothing herein contained shall confer on Grantee any right with respect to continued employment by the Company or a subsidiary, or interfere with the right of the Company or such subsidiary to terminate the employment of Grantee at any time or, except as to shares actually issued, confer any rights as a Company stockholder upon Grantee. Rights of grantees are governed by the Plan, under which the Committee may make adjustments necessary to reflect changes made in the Company's Common Stock.

                                              HARTMARX CORPORATION


                                              By
                                                 -----------------------------

                                                       Secretary

                                    EXHIBIT A
                                    ---------

                       NOTICE OF DISQUALIFYING DISPOSITION

To:      Hartmarx Corporation

Attn:    Corporate Secretary

Subject: Notice of Disqualifying Disposition

This is official notice that the undersigned disposed of Shares of Hartmarx Corporation (the "Company") Common Stock acquired by exercise of an incentive stock option, under and pursuant to the Company's 2006 Incentive Stock Plan, as follows:

----------------- --------------- ----------------- ------------------ ------------------ ----------------- --------------------
                     Exercise         Number of        Option Price       Transfer/Sale     Market Value        Total Shares
  Date of Grant        Date             Shares          (Per Share)           Date           (Per Share)      Transferred/Sold
----------------- --------------- ----------------- ------------------ ------------------ ----------------- --------------------


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

I understand that for Federal Income Tax Purposes, Hartmarx Corporation (or my employer) is required to report on a Form W-2 the compensation of employees who dispose of Incentive Stock Options shares within one year from the Date of Exercise, or within two years from the date of grant.

Grantee's Signature:       ______________________________

Print Name:                ______________________________

Home Address:              ______________________________

City, State, Zip Code:     ______________________________

Daytime Phone:             ______________________________

Social Security Number:    ______________________________

You must use this form if you have disposed of ISO shares within two years of the grant date or within one year of the date of exercise.